UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 5, 2007

Applied Micro Circuits Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	000-23193	94-2586591
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

215 Moffett Park Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(408) 542-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 5, 2007, Applied Micro Circuits Corporation issued a press release regarding selected preliminary financial results for the quarter ended June 30, 2007. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

The information in this Item 2.02 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated July 5, 2007

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION

Date: July 5, 2007	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel

3.

Exhibit Index

99.1	Press release dated July 5, 2007

4.